SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                FORM 8-K/A


                            AMENDMENT NO. 1 TO
                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                             February 8, 2001


                   NATIONAL HEALTH & SAFETY CORPORATION
          (Exact name of registrant as specified in its charter)


               UTAH                        0-24778           87-0505222
  (State or other jurisdiction of        (Commission        (IRS Employer
  incorporation or organization)        File Number)      Identification
                                                          No.)


                       120 GIBRALTAR ROAD, SUITE 107
                             HORSHAM, PA 19044
                  (Address of principal executive office)


                Issuer's telephone number:  (215) 682-7114


This amendment No. 1 to our Form 8-K report dated February 8, 2001 revises our disclosure in Item 4, Changes in Registrant's Certifying Accountant.

ITEM 4    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective February 14, 2001, our board of directors dismissed HJ & Associates, LLC (formerly, Jones, Jensen, & Company) of Salt Lake City, Utah, as our independent public accountants.

     HJ & Associates audited and reported on our financial condition for
the fiscal years ended December 31, 1995 through 1999.   Their reports for
each fiscal year contained a qualification regarding our ability to continue as a going concern, in light of our history of recurring losses from operations. During our two most recent fiscal years and the interim period through February 14, 2001, there were no disagreements between our company and HJ & Associates.

ENGAGEMENT OF NEW ACCOUNTING FIRM

Effective February 14, 2001, we engaged Sprouse & Winn, LLP, Austin, Texas, as our principal accountant to audit the National Health & Safety
Corporation's financial statements.


EXHIBITS

The following materials are filed as exhibits to this Amendment No. 1 to the Current Report on Form 8-K, filed February 8, 2001.

Exhibit
NUMBER    DESCRIPTION

16.1 Letter of HJ & Associates, LLC, dated February 15, 2001, regarding change in certifying accountant (previously filed).
16.2 Letter of HJ & Associates, LLC, regarding change in certifying accountant dated March 6, 2001.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              National Health & Safety Corporation


March 6, 2001                                 /s/
Date                          By:  Gary J. Davis, President